                           INVESTMENT CLASS PROSPECTUS






                                January 31, 1997

                            As Revised July 25, 1997


     Client Services: 1-800-354-8185            Prices and Investment Results:
                                                1-800-522-1525



     MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-six portfolios, ten of which are described in this Prospectus. Each portfolio in this Prospectus operates as a separate diversified investment company. The investment objective of each portfolio is described with a summary of investment policies as referenced below. This Prospectus offers the Investment Class Shares of the Fund. The Fund also offers Adviser Class Shares and Institutional Class Shares.

     Shares of the Cash Reserves Portfolio are neither insured nor guaranteed by the U.S. Government. The Portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.


     The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.

     ---------------------------------------------------------------------

                                       PORTFOLIO PAGE REFERENCE
                                       ------------------------

      How to Use This Prospectus:  3        Cash Reserves                 17          Prospectus Glossary:
      ---------------------------           Fixed Income                  18          --------------------
                                            High Yield                    19          Strategies           23
      Portfolio Summaries:                  Special Purpose Fixed Income  20          Investments          27
      --------------------                  Balanced                      21
            Equity                15        Multi-Asset-Class             22
            International Equity  15                                                  General Shareholder
            Mid Cap Value         16                                                  -------------------
            Value                 16                                                   Information:        37
                                                                                       ------------
                                                                                      Table of Contents:   Back Cover
                                                                                      ------------------

     This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
              THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   MILLER
     ANDERSON
--  & SHERRERD, LLP -  ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o
                                                800-354-8185 -------------------

EXPENSE SUMMARY - INVESTMENT CLASS SHARES


The following tables illustrate the various expenses and fees that a shareholder for that portfolio will incur either directly or indirectly. The annual expenses and fees set forth below are estimated based upon the portfolios attaining certain average asset levels. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

            Shareholder Transaction Expenses:
            Sales Load Imposed on Purchases                             None
            Sales Load Imposed on Reinvested Dividends                  None
            Redemption Fees                                             None
            Exchange Fees                                               None

            Annual Fund Operating Expenses:
            (as a percentage of average net assets after fee waivers)
            12b-1 Fees                                                  None
            Shareholder Servicing Fee                                   0.15%





                                 Investment                   Total
                                 Advisory        Other       Operating
         Portfolio                 Fees         Expenses     Expenses
------------------------------   ------------   ----------   ----------
Equity                            0.500%*        0.150%        0.800%
International Equity              0.500          0.250         0.900
Mid Cap Value                     0.564*         0.386         1.100
Value                             0.500*         0.150         0.800
Cash Reserves                     0.155*         0.245         0.550
Fixed Income                      0.375          0.155         0.680
High Yield                        0.375*         0.175         0.700
Special Purpose Fixed Income      0.375*         0.155         0.680
Balanced                          0.450          0.200         0.800
Multi-Asset-Class                 0.570*+        0.330         1.050

 Where applicable as described in Financial Highlights, the Total Operating Expense ratios reflected in the table above are higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets.

+ On November 21, 1996 shareholders of the Multi-Asset-Class Portfolio approved an increase in the Advisory Fee from 0.45% to 0.65% of average daily net assets. The Investment Advisory Fees and Total Operating Expenses have been adjusted to reflect this change.

* The Advisor has voluntarily agreed to waive Advisory Fees and/or reimburse certain other expenses to the extent necessary to keep the Total Operating Expenses of the Equity, Mid Cap Value, Value, Cash Reserves, High Yield, Special Purpose Fixed Income and Multi-Asset-Class Portfolios from exceeding 0.800%, 1.100%, 0.800%, 0.550%, 0.700%, 0.680% and 1.050%, respectively.

 Absent such fee waivers and/or reimbursements the Total Operating Expenses would be 0.900%, 1.286%, 0.870%, 0.645%, 0.755%, 0.775% and 1.130%, for the
 Equity, Mid Cap Value, Value, Cash Reserves, High Yield, Special Purpose Fixed Income and Multi-Asset-Class Portfolios, respectively.


--------------------------------------------------------------------------------

MAS Funds - 2        Terms in bold type are defined in the Prospectus Glossary

EXAMPLE


The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.




         Portfolio               1 year     3 year     5 year     10 year
------------------------------   --------   --------   --------   --------
Equity                              $8        $26        $44        $99
International Equity                 9         29         50        111
Mid Cap Value                       11         35         61        134
Value                                8         26         44         99
Cash Reserves                        6         18         31         69
Fixed Income                         7         22         38         85
High Yield                           7         22         39         87
Special Purpose Fixed Income         7         22         38         85
Balanced                             8         26         44         99
Multi-Asset-Class                   11         33         58        128

--------------------------------------------------------------------------------




                          HOW TO USE THIS PROSPECTUS


A PROSPECTUS SUMMARY begins on page 4;


FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page
7;


GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 13;


SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 15;


The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 23;


GENERAL SHAREHOLDER INFORMATION begins on page 37.

--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 3

                              PROSPECTUS SUMMARY
EQUITY PORTFOLIOS


Equity - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks of companies which are deemed by the Adviser to have earnings growth potential greater than the economy in general and greater than the expected rate of inflation.


International Equity - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Foreign Equities.


Mid Cap Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in Common Stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.


Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.


FIXED-INCOME PORTFOLIOS


Cash Reserves - seeks to realize maximum current income, consistent with preservation of capital and liquidity, by investing in a diversified portfolio of money-market instruments, Cash Equivalents and other short-term securities having expected maturities of thirteen months or less. The portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.


Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.


High Yield - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of High Yield Securities, Corporates and other Fixed-Income Securities (including bonds rated below investment grade) and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.


Special Purpose Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio is structured to complement an investment in one or more of the Fund's Equity Portfolios for investors seeking a balanced investment. The portfolio's average weighted maturity will ordinarily exceed five years.


BALANCED INVESTING


Balanced Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of Equity Securities, Fixed-Income Securities and Derivatives. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neu-


--------------------------------------------------------------------------------

MAS Funds - 4        Terms in bold type are defined in the Prospectus Glossary
tral, the portfolio will be invested 60% in equity securities and 40% in fixed-income securities. The asset mix is actively managed by the Adviser, with equity securities ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.


Multi-Asset-Class Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Equity Securities, Fixed-Income Securities and High Yield Securities of United States and foreign issuers and Derivatives. The asset mix is actively managed by the Adviser.


RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each Portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:



o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;


o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;


o Fixed-Income Securities that may be acquired by the Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of Fixed-Income Securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;


o Investments in Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.


o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;


o Each portfolio (except the Cash Reserves Portfolio) may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;


o Each portfolio (except the Cash Reserves Portfolio) may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses;


o Investments in floating rate securities (Floaters) and inverse floating rate securities (Inverse Floaters) and mortgage-backed securities (Mortgage Securities), including principal-only and interest-only Stripped Mortgage-Backed Securities (SMBS), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets);


o Investments in securities rated below investment grade, generally referred to as High Yield, high risk and/or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies; and,


--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 5

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps.


HOW TO INVEST: Investment Class Shares of each portfolio are available to Shareholders with combined investments of $1,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Institutional and Adviser Class Shares which differ from the Investment Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.


HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price, except ordinarily in the case of the Cash Reserves Portfolio which seeks to maintain, but does not guarantee, a constant net asset value per share of $1.00. See Redemption of Shares and Shareholder Services.


THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of June 30, 1997 had in excess of $44 billion in assets under management.


THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, serves as Transfer Agent to the Fund. See Administrative Services.


--------------------------------------------------------------------------------

MAS Funds - 6        Terms in bold type are defined in the Prospectus Glossary

            Financial Highlights -- Fiscal Years Ended September 30

Selected per share data and ratios for a share of each Portfolio outstanding throughout each period


The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders incorporated by reference in the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1996 have been examined by PriceWaterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.

The Investment Class shares of the Cash Reserves, Fixed Income and Balanced Portfolios had not commenced operations as of September 30, 1996, therefore, Institutional Class share financial information is provided to investors for informational purposes only and should be referred to as an historical guide to a Portfolio's operations and expenses. Past performance does not indicate future results.



                                     Net Gains                      Dividend
        Net Asset                    or Losses                    Distributions     Capital Gain
         Value-         Net        on Securities    Total from        (net         Distributions
        Beginning    Investment    (realized and    Investment     investment      (realized net         Other
        of Period      Income       unrealized)     Activities       income)       capital gains)    Distributions
        -----------  ------------  ---------------  ------------  ---------------  ----------------  ---------------
Equity Portfolio (Commencement of Investment Class Operations 04/10/96)##
1996     $24.31        $0.22           $1.24          $1.46        (($0.11)              --               --
International Equity Portfolio (Commencement of Investment Class Operations 04/10/96)##
1996     $13.02        $0.09           $0.12          $0.21             --               --               --



                         Net Asset                Net Assets-     Ratio of      Ratio of
                          Value-                    End of        Expenses     Net Income    Portfolio     Average
            Total         End of       Total        Period       to Average    to Average    Turnover     Commission
        Distributions     Period      Return**    (thousands)    Net Assets    Net Assets      Rate        Rate###
        ---------------  -----------  ----------  -------------  ------------  ------------  -----------  -----------
Equity Portfolio (Commencement of Investment Class Operations 04/10/96)##
1996      ($0.11)         $25.66       6.02%          $113         0.75%*        1.83%*         67%        $0.0557
International Equity Portfolio (Commencement of Investment Class Operations 04/10/96)##
1996          --          $13.23       1.61%          $235         0.81%*        1.81%*         78%        $0.0093

*   Annualized
**  Total return figures for partial years are not annualized.
## For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Equity and International Equity Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ for the Equity Portfolio and would be 0.77%* for the International Equity Portfolio.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.


--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 7

            Financial Highlights -- Fiscal Years Ended September 30

--------------------------------------------------------------------------------



                                     Net Gains                      Dividend
        Net Asset                    or Losses                    Distributions     Capital Gain
         Value-         Net        on Securities    Total from        (net         Distributions
        Beginning    Investment    (realized and    Investment     investment      (realized net         Other
        of Period      Income       unrealized)     Activities       income)       capital gains)    Distributions
        -----------  ------------  ---------------  ------------  ---------------  ----------------  ---------------
Mid Cap Value Portfolio (Commencement of Investment Class Operations 5/10/96)##
1996     $13.77        $0.04           $0.67          $0.71               --             --               --
Value Portfolio (Commencement of Investment Class Operations 5/6/96)##
1996     $14.97        $0.12           $0.59          $0.71          ($ 0.08)            --               --



                         Net Asset                Net Assets-     Ratio of      Ratio of
                          Value-                    End of        Expenses     Net Income    Portfolio     Average
            Total         End of       Total        Period       to Average    to Average    Turnover     Commission
        Distributions     Period      Return**    (thousands)    Net Assets    Net Assets      Rate        Rate###
        ---------------  -----------  ----------  -------------  ------------  ------------  -----------  -----------
Mid Cap Value Portfolio (Commencement of Investment Class Operations 5/10/96)##
1996            --        $14.48       5.16%         $  127        1.03%*       0.86%*++        377%       $0.0462
Value Portfolio (Commencement of Investment Class Operations 5/6/96)##
1996       ($ 0.08)       $15.60       4.78%         $9,244        0.76%*       2.05%*            53%      $0.0572

*   Annualized
**  Total return figures for partial years are not annualized.
++ The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary in order to keep the total annual operating expenses for the Mid Cap Value Portfolio from exceeding 1.10%. Voluntarily waived fees for the period ended September 30, 1996 were 0.14%*.
## For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Mid Cap Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ. For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75%*.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.


MAS Funds - 8        Terms in bold type are defined in the Prospectus Glossary

--------------------------------------------------------------------------------

            Financial Highlights -- Fiscal Years Ended September 30

--------------------------------------------------------------------------------



                                     Net Gains                      Dividend
        Net Asset                    or Losses                    Distributions     Capital Gain
         Value-         Net        on Securities    Total from        (net         Distributions
        Beginning    Investment    (realized and    Investment     investment      (realized net         Other
        of Period      Income       unrealized)     Activities       income)       capital gains)    Distributions
        -----------  ------------  ---------------  ------------  ---------------  ----------------  ---------------
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)##
1996      $1.000        $.052              --        .052            ($.052)                --                --
1995       1.000         .055              --        .055             (.055)                --                --
1994       1.000         .034              --        .034             (.034)                --                --
1993       1.000         .028              --        .028             (.028)                --                --
1992       1.000         .038              --        .038             (.038)                --                --
1991       1.000         .064              --        .064             (.064)                --                --
1990       1.000         .007              --        .007             (.007)                --                --
Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)##, +++
1996     $11.82         $0.78          $ 0.08         0.86           ($0.79)           ($ 0.06)               --
1995      10.93          0.80            0.69         1.49            (0.60)                --                --
1994      12.86          0.77           (1.28)       (0.51)           (0.82)             (0.47)         ($  0.13)+
1993      12.67          0.88            0.75         1.63            (0.83)             (0.61)               --
1992      12.20          0.90            0.74         1.64            (1.02)             (0.15)               --
1991      10.94          0.94            1.25         2.19            (0.93)                --                --
1990      11.64          0.92           (0.49)        0.43            (1.03)             (0.10)               --
1989      11.40          0.90            0.11         1.01            (0.76)             (0.01)               --
1988      10.86          0.97            0.43         1.40            (0.86)                --                --
1987      11.95          0.93           (0.61)        0.32            (0.91)             (0.50)               --



                         Net Asset                Net Assets-     Ratio of      Ratio of
                          Value-                    End of        Expenses     Net Income    Portfolio
            Total         End of       Total        Period       to Average    to Average    Turnover
        Distributions     Period      Return**    (thousands)    Net Assets    Net Assets      Rate
        ---------------  -----------  ----------  -------------  ------------  ------------  ----------
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)##
1996       ($.052)         $1.000        5.35%      $   78,497     0.33%++        5.19%          N/A
1995        (.055)          1.000        5.57           44,624     0.33++         5.45           N/A
1994        (.034)          1.000        3.40           37,933     0.32++         3.70           N/A
1993        (.028)          1.000        2.81           10,717     0.32++         2.78           N/A
1992        (.038)          1.000        3.89           12,935     0.32++         3.95           N/A
1991        (.064)          1.000        6.63           24,163     0.32++         6.57           N/A
1990        (.007)          1.000        0.74           23,285     0.48*          8.31*          N/A
Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)##, +++
1996       ($0.85)        $11.83         7.63%      $1,790,146     0.48%          6.77%          162%
1995        (0.60)         11.82        14.19        1,487,409     0.49           7.28           140
1994        (1.42)         10.93        (4.43)       1,194,957     0.49           6.79           100
1993        (1.44)         12.86        14.26          909,738     0.47           7.06           144
1992        (1.17)         12.67        14.35          859,712     0.47           7.50           137
1991        (0.93)         12.20        21.12          831,547     0.47           8.25           143
1990        (1.13)         10.94         3.79          666,736     0.46           8.43           209
1989        (0.77)         11.64         9.25          559,995     0.47           8.36           100
1988        (0.86)         11.40        13.43          405,385     0.49           8.91           168
1987        (1.41)         10.86         2.55          290,824     0.52           8.54           202

*   Annualized
**  Total return figures for partial years are not annualized.
+   Represents distributions in excess of realized net gain.
++ The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Cash Reserves Portfolio from exceeding 0.32%. Voluntarily waived fees and reimbursed expenses totalled 0.08%, 0.24%, 0.14%, 0.11% and 0.09% for the years 1992, 1993, 1994, 1995 and 1996, respectively.
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Cash Reserves and Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.32% and 0.48%, respectively.
+++ Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.

Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 9

--------------------------------------------------------------------------------

            Financial Highlights -- Fiscal Years Ended September 30

--------------------------------------------------------------------------------



                                     Net Gains                      Dividend
        Net Asset                    or Losses                    Distributions     Capital Gain
         Value-         Net        on Securities    Total from        (net         Distributions
        Beginning    Investment    (realized and    Investment     investment      (realized net         Other
        of Period      Income       unrealized)     Activities       income)       capital gains)    Distributions
        -----------  ------------  ---------------  ------------  ---------------  ----------------  ---------------
High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)#, ##
1996      $ 9.06       $0.31           $0.16          $0.47          ($0.22)             --               --
Special Purpose Fixed Income Portfolio (Commencement of Investment Class Operations 4/10/96)##
1996      $11.89       $0.27           $0.23          $0.50          ($0.15)             --               --



                         Net Asset                Net Assets-     Ratio of      Ratio of
                          Value-                    End of        Expenses     Net Income    Portfolio
            Total         End of       Total        Period       to Average    to Average    Turnover
        Distributions     Period      Return**    (thousands)    Net Assets    Net Assets      Rate
        ---------------  -----------  ----------  -------------  ------------  ------------  ----------
High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)#, ##
1996       ($0.22)         $ 9.31      5.34%         $5,139        0.62%*          11.06%*      115%
Special Purpose Fixed Income Portfolio (Commencement of Investment Class Operations 4/10/96)##
1996       ($0.15)         $12.24      4.25%         $  782        0.63%*           6.32%*      151%

*   Annualized
**  Total return figures for partial years are not annualized.
 #  Formerly High Yield Securities Portfolio (through December 23, 1994).
## For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the High Yield and Special Purpose Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.61%* for the High Yield Portfolio and would not significantly differ for the Special Purpose Fixed Income Portfolio.


MAS Funds - 10       Terms in bold type are defined in the Prospectus Glossary

--------------------------------------------------------------------------------

            Financial Highlights -- Fiscal Years Ended September 30

--------------------------------------------------------------------------------



                                     Net Gains                      Dividend
        Net Asset                    or Losses                    Distributions     Capital Gain
         Value-         Net        on Securities    Total from        (net         Distributions
        Beginning    Investment    (realized and    Investment     investment      (realized net
        of Period      Income       unrealized)     Activities       income)       capital gains)
        -----------  ------------  ---------------  ------------  ---------------  ----------------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)##, +
1996      $13.06        $0.53          $ 1.15          $1.68          ($0.50)           ($0.43)
1995       11.28         0.54            1.78           2.32           (0.47)            (0.07)
1994       11.84         0.47           (0.45)          0.02           (0.43)            (0.15)
1993       11.06         0.25            0.66           0.91           (0.13)               --
Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)#, ##
1996      $12.17        $0.13          $ 0.08          $0.21          ($0.11)               --



                                          Net Asset                Net Assets-     Ratio of      Ratio of
                                           Value-                    End of        Expenses     Net Income    Portfolio
            Other            Total         End of       Total        Period       to Average    to Average    Turnover
        Distributions    Distributions     Period      Return**    (thousands)    Net Assets    Net Assets      Rate
        ---------------  ---------------  -----------  ----------  -------------  ------------  ------------  -----------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)##, +
1996         --             ($ 0.93)        $13.81       13.47%      $300,868      0.57%          3.85%           110%
1995         --               (0.54)         13.06       21.37        334,630      0.58           4.55             95
1994         --               (0.58)         11.28        0.19        309,596      0.58           4.06             75
1993         --               (0.13)         11.84        8.31        291,762      0.58*          3.99*            62
Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)#, ##
1996         --             ($ 0.11)        $12.27        1.75%      $  3,074      0.73%*++       3.68%*          122%



         Average
        Commission
         Rate###
        -----------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)##, +
1996     $0.0521
1995
1994
1993
Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)#, ##
1996     $0.0225

*   Annualized
**  Total return figures for partial years are not annualized.
+   Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.
++ The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Multi-Asset-Class Portfolio from exceeding 1.05%.
#   Formerly known as Global Balanced Portfolio (through December 23, 1994).
## For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Balanced Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.57%. For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Multi-Asset-Class Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Net Assets would not significantly differ.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.


Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 11

--------------------------------------------------------------------------------

YIELD AND TOTAL RETURN:


From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.


In addition to average annual total return, a portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in a portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).


The yield of a portfolio (other than the Cash Reserves Portfolio) is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses.


From time to time the Cash Reserves Portfolio may advertise or quote its yield and effective yield. The yield of the Cash Reserves Portfolio refers to the income generated by an investment in the portfolio over a stated seven day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the income earned over the seven day period by an investment in the portfolio is assumed to be reinvested when the return is annualized. The "effective yield" will be higher than the yield because of the compounding effect of this assumed reinvestment.


The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.


The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.


The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.


--------------------------------------------------------------------------------

MAS Funds - 12       Terms in bold type are defined in the Prospectus Glossary

GENERAL INFORMATION:


The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.


Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-Income Portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.


Suitability: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code.


Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.


Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets (except the Cash Reserves Portfolio, which may invest up to 10% of its net assets) in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.


Turnover: The Adviser manages the portfolios generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.


With respect to the Fixed Income Portfolios and the fixed-income portion of the Balanced and Multi-Asset-Class Portfolios, the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities.


Portfolio turnover rates for certain portfolios are as follows: Mid Cap Value - 377%, Fixed Income - 162%, High Yield - 115%, Special Purpose Fixed Income - 151%, Balanced - 110% and Multi-Asset-Class - 122%.


High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.


--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 13

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any Fixed-Income portfolio without regard to that portfolio's usual average weighted maturity.


Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies or as detailed in Investment Limitations, a portfolio will not concentrate investments in any one industry.


Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:


(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


(b) with respect to 75% of its assets, a Portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.


(c) a portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) the Cash Reserves Portfolio may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (3) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (4) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (5) asset-backed securities will be classified according to the underlying assets securing such securities;

(d) a portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(e) a portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(f) a portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that each portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretations thereof published from time to time by the Securities and Exchange Commission and its staff.

(g) a portfolio will not invest its assets in securities of any Investment Company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Limitations (a), (b), (c), (d) and (e), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of each portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

--------------------------------------------------------------------------------

MAS Funds - 14       Terms in bold type are defined in the Prospectus Glossary

Equity Portfolio


Objective:      To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in dividend-paying common stocks of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation.


Approach:       The Adviser evaluates both short-term and long-term economic trends and their impact on corporate profits and the relative value offered by different sectors and securities within the equity markets. Individual securities are selected based on fundamental business and financial factors (such as earnings growth, financial position, price volatility, and dividend payment records) and the measurement of those factors relative to the current market price of the security.


Policies:       Generally at least 65% invested in Equity Securities
                Up to 5% invested in Foreign Equities (excluding ADRs)
                Derivatives may be used to pursue portfolio strategy


Capitalization
Range:          Generally greater than $1 billion


Allowable        ADRs                 Corporates           Futures & Options         Swaps
Investments:     Agencies             Foreign Bonds        Investment Companies      U.S. Governments
                 Cash Equivalents     Foreign Currency     Preferred Stock           Warrants
                 Common Stock         Foreign Equities     Repurchase Agreements     When Issued
                 Convertibles         Forwards             Rights                    Zero Coupons

Comparative Index: S&P 500 Index


Strategies:     Core Equity Investing



--------------------------------------------------------------------------------

International Equity Portfolio


Objective:      To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks of companies based outside of the United States.


Approach:       The Adviser evaluates both short-term and long-term
                international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.


Policies:       Generally at least 65% invested in Foreign Equities of issuers in at least 3 countries other than the U.S.
                Derivatives may be used to pursue portfolio strategy


Allowable        ADRs                 Eastern European Issuers     Investment Companies      Structured Notes
Investments:     Agencies             Emerging Markets Issuers     Investment Funds          Swaps
                 Brady Bonds          Foreign Bonds                Loan Participations       U.S. Governments
                 Cash Equivalents     Foreign Currency             Preferred Stock           Warrants
                 Common Stock         Foreign Equities             Repurchase Agreements     When Issued
                 Convertibles         Forwards                     Rights                    Zero Coupons
                 Corporates           Futures & Options            Structured Investments

Comparative
Index:          MSCI World Ex-U.S. Index


Strategies:     International Equity Investing
                Emerging Markets Investing
                Foreign Investing

--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 15

Mid Cap Value Portfolio

Objective:      To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.

Approach:       The Adviser selects common stocks which are deemed to be
                undervalued at the time of purchase, based on proprietary measures of value. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index.

Policies:       Generally at least 65% invested in Equity Securities of mid-cap companies deemed to be undervalued
                Up to 5% invested in Foreign Equities (excluding ADRs)
                Derivatives may be used to pursue portfolio strategy

Capitalization
Range: Generally matching the S&P MidCap 400 Index (currently $500 million to $6 billion)

Allowable        ADRs                 Corporates           Futures & Options         Swaps
Investments:     Agencies             Foreign Bonds        Investment Companies      U.S. Governments
                 Cash Equivalents     Foreign Currency     Preferred Stock           Warrants
                 Common Stock         Foreign Equities     Repurchase Agreements     When Issued
                 Convertibles         Forwards             Rights                    Zero Coupons

Comparative
Index:          S&P MidCap 400 Index

Strategies:     Value Stock Investing

--------------------------------------------------------------------------------

Value Portfolio

Objective:      To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

Approach:       The Adviser selects common stocks which are deemed to be
                undervalued relative to the stock market in general as measured by the Standard & Poor's 500 Index, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research.

Policies:       Generally at least 65% invested in Equity Securities deemed to be undervalued Up to 5% invested in Foreign Equities (excluding
                ADRs) Derivatives may be used to pursue portfolio strategy

Capitalization
  Range:        Generally greater than $300 million

Allowable        ADRs                 Corporates           Futures & Options         Swaps
Investments:     Agencies             Foreign Bonds        Investment Companies      U.S. Governments
                 Cash Equivalents     Foreign Currency     Preferred Stock           Warrants
                 Common Stock         Foreign Equities     Repurchase Agreements     When Issued
                 Convertibles         Forwards             Rights                    Zero Coupons

Comparative
Index:          S&P 500 Index

Strategy:       Value Stock Investing

--------------------------------------------------------------------------------

MAS Funds - 16       Terms in bold type are defined in the Prospectus Glossary

Cash Reserves Portfolio


Objective:      To realize maximum current income, consistent with the
                preservation of capital and liquidity, by investing in money market instruments and other short-term securities having expected maturities of thirteen months or less. The Portfolio's average weighted maturity will not exceed 90 days. The securities in which the Portfolio will invest may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The Portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. The Portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.


Approach:       The Adviser selects a diversified portfolio of money market securities of government and corporate issuers, any of which may be variable or floating rate, and which have remaining maturities of thirteen months or less from the date of purchase.
                For the purpose of determining remaining maturity on Floaters, demand features and interest reset dates will be taken into consideration.


Policies:       The Portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.


Quality
Specifications: 100% of Commercial Paper Rated in Top Tier


Maturity and
Duration:       Dollar weighted average maturity less than 90 days Individual maturities 13 months or less


Allowable
Investments:    Agencies      Corporates  Investment Companies  U.S. Governments
                Asset-Backeds Floaters    Repurchase Agreements Zero Coupons
                Cash Equivalents


Comparative
Index:          Lipper Money Market Index


Strategy:       Money Market Investing

--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 17

Fixed Income Portfolio


Objective:      To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The
                Portfolio's average weighted maturity will ordinarily be greater than five years.


Approach:       The Adviser actively manages the maturity and duration
                structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income Securities in all market sectors.


Policies:       Generally at least 65% invested in Fixed-Income Securities
                May invest greater than 50% in Mortgage Securities
                Derivatives may be used to pursue portfolio strategy


Quality
Specifications: 80% Investment Grade Securities
                Up to 20% High Yield


Maturity and
Duration:       Average weighted maturity generally greater than 5 years



Allowable        Agencies             Floaters              Investment Companies      SMBS
Investments:     Asset-Backeds        Foreign Bonds         Loan Participations       Structured Notes
                 Brady Bonds          Foreign Currency      Mortgage Securities       Swaps
                 Cash Equivalents     Forwards              Municipals                U.S. Governments
                 CMOs                 Futures & Options     Preferred Stock           When Issued
                 Convertibles         High Yield            Repurchase Agreements     Zero Coupons
                 Corporates           Inverse Floaters

Comparative
Index:          Salomon Broad Investment Grade
                Lehman Brothers Aggregate


Strategies:     Maturity and Duration Management
                Value Investing
                Mortgage Investing
                High Yield Investing
                Foreign Fixed Income Investing
                Foreign Investing

--------------------------------------------------------------------------------

MAS Funds - 18       Terms in bold type are defined in the Prospectus Glossary

High Yield Portfolio


Objective:      To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in high yielding corporate fixed-income securities
                (including bonds rated below investment grade, commonly referred to as junk bonds). The Portfolio may also invest in U.S. Government securities, mortgage-backed securities, investment grade corporate bonds and in short-term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The Portfolio expects to achieve its objective by earning a high rate of current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity will ordinarily be greater than five years.


Approach:       The Adviser uses equity and fixed-income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.


Policies:       Generally at least 65% invested in High Yield securities
                (including bonds rated below investment grade, commonly referred to as junk bonds)
                Derivatives may be used to pursue portfolio strategy


Quality
Specifications: None


Maturity and
Duration:       Average weighted maturity generally greater than 5 years



Allowable       Agencies                   Emerging Markets Issuers    High Yield              Repurchase Agreements
Investments:    Asset-Backeds              Floaters                    Inverse Floaters        SMBS
                Brady Bonds                Foreign Bonds               Investment Companies    Structured Notes
                Cash Equivalents           Foreign Currency            Loan Participations     Swaps
                CMOs                       Foreign Equities            Mortgage Securities     U.S. Governments
                Convertibles               Forwards                    Municipals              When Issued
                Corporates                 Futures & Options           Preferred Stock         Zero Coupons
                Eastern European Issuers

Comparative
Index:          Salomon High Yield Market Index


Strategies:     High Yield Investing
                Maturity and Duration Management
                Value Investing
                Mortgage Investing
                Foreign Fixed Income Investing
                Foreign Investing
                Emerging Markets Investing

--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 19

Special Purpose Fixed Income Portfolio


Objective:      To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities, mortgage-backed securities and other fixed-income securities. The portfolio is structured to complement an investment in one or more of the Fund's equity portfolios for investors seeking a balanced investment.


Approach:       The Adviser actively manages the maturity and duration
                structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income Securities in all market sectors. Both duration/maturity strategy and sector allocation are determined based on the presumption that investors are combining an investment in the portfolio with an equity investment.


Policies:       Generally at least 65% invested in Fixed-Income Securities
                May invest greater than 50% in Mortgage Securities
                Derivatives may be used to pursue portfolio strategy


Quality
Specifications: None


Maturity and
Duration:       Average weighted maturity generally greater than 5 years



Allowable        Agencies             Floaters              Investment Companies      SMBS
Investments:     Asset-Backeds        Foreign Bonds         Loan Participations       Structured Notes
                 Brady Bonds          Foreign Currency      Mortgage Securities       Swaps
                 Cash Equivalents     Forwards              Municipals                U.S. Governments
                 CMOs                 Futures & Options     Preferred Stock           When Issued
                 Convertibles         High Yield            Repurchase Agreements     Zero Coupons
                 Corporates           Inverse Floaters

Comparative
Index:          Salomon Broad Investment Grade
                Lehman Brothers Aggregate


Strategies:     Maturity and Duration Management
                Value Investing
                Mortgage Investing
                High Yield Investing
                Foreign Fixed Income Investing
                Foreign Investing


--------------------------------------------------------------------------------

MAS Funds - 20       Terms in bold type are defined in the Prospectus Glossary

Balanced Portfolio


Objective:      To achieve above average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities. The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.


Approach:       The Adviser determines investment strategies for the equity and fixed-income portions of the portfolio separately and then determines the mix of those strategies expected to maximize the return available from both the stock and bond markets.
                Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.


Policies:       Generally 45% to 75% invested in Equity Securities
                Up to 25% invested in Foreign Bonds and/or Foreign Equities
                (excluding ADRs)
                Up to 10% invested in Brady Bonds
                At least 25% invested in senior Fixed-Income Securities
                Derivatives may be used to pursue portfolio strategy


Equity
Capitalization: Generally greater than $1 billion


Quality
Specifications: None


Maturity and
Duration:       Average weighted maturity generally greater than 5 years



Allowable Investments:     ADRs                 Eastern European Issuers     Inverse Floaters          Rights
                           Agencies             Floaters                     Investment Companies      SMBS
                           Asset-Backeds        Foreign Bonds                Investment Funds          Structured Notes
                           Brady Bonds          Foreign Currency             Loan Participations       Swaps
                           Cash Equivalents     Foreign Equities             Mortgage Securities       U.S. Governments
                           CMOs                 Forwards                     Municipals                Warrants
                           Common Stock         Futures & Options            Preferred Stock           When Issued
                           Convertibles         High Yield                   Repurchase Agreements     Zero Coupons
                           Corporates

Comparative
Index: A weighted blend of quarterly returns compiled by the Adviser using:
                60% S&P 500 Index
                40% Salomon Broad Investment Grade Index


Strategies:     Asset Allocation Management
                Core Equity Investing
                Fixed Income Management and Asset Allocation
                Maturity and Duration Management
                Value Investing
                Mortgage Investing
                High Yield Investing
                Foreign Fixed Income Investing
                Foreign Investing


--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 21

Multi-Asset-Class Portfolio


Objective:      To achieve above average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities of United States and Foreign issuers.


Approach:       The Adviser determines the mix of investments in domestic and foreign equity and fixed-income and high yield securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets.


Policies:       Generally at least 65% invested in issuers located in at least
                3 countries, including the U.S.
                Derivatives may be used to pursue portfolio strategy


Domestic Equity
Capitalization: Generally greater than $1 billion


Quality
Specifications: None


Maturity and
Duration:       Average weighted maturity generally greater than 5 years



Allowable        ADRs                 Eastern European Issuers     Inverse Floaters          SMBS
Investments:     Agencies             Emerging Markets Issuers     Investment Companies      Structured Investments
                 Asset-Backeds        Floaters                     Investment Funds          Structured Notes
                 Brady Bonds          Foreign Bonds                Loan Participations       Swaps
                 Cash Equivalents     Foreign Currency             Mortgage Securities       U.S. Governments
                 CMOs                 Foreign Equities             Municipals                Warrants
                 Common Stock         Forwards                     Preferred Stock           When Issued
                 Convertibles         Futures & Options            Repurchase Agreements     Zero Coupons
                 Corporates           High Yield                   Rights

Comparative
Index: A weighted blend of quarterly returns compiled by the Adviser using:
                50% S&P 500 Index
                14% EAFE-GDP Weighted Index
                24% Salomon Broad Investment Grade Index
                6% Salomon World Government Bond Index Ex U.S.
                6% Salomon High Yield Market Index


Strategies:     Asset Allocation Management
                Fixed Income Management and Asset Allocation
                Maturity and Duration Management
                Value Investing
                Foreign Fixed Income Investing
                Core Equity Management
                International Equity Investing
                Emerging Markets Investing
                High Yield Investing
                Foreign Investing
                Mortgage Investing

--------------------------------------------------------------------------------

MAS Funds - 22       Terms in bold type are defined in the Prospectus Glossary

                              PROSPECTUS GLOSSARY

            CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS


STRATEGIES


Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.


Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.


Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on MAS's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.


Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.


As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).



Fixed Income Management and Asset Allocation: Within the Balanced and Multi-Asset-Class Portfolios, the Adviser selects fixed-income securities not only on the basis of judgments regarding Maturity and Duration Management and Value Investing, but also on the basis of the value offered by various segments of the fixed-income securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the fixed-income securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.


For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed-income securities, but overvalued compared to long duration fixed-income securities. Consequently, while a portfolio investing only in fixed-income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 23

Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.


Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.


As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.


Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.


High Yield Investing: Involves investing in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.


To the extent a portfolio invests in high yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.


The market for high yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.


--------------------------------------------------------------------------------

MAS Funds - 24       Terms in bold type are defined in the Prospectus Glossary

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.


Certain types of high yield bonds are non-income paying securities. For example, zero coupon bonds pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.


The following table provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in High Yield securities for the fiscal year ended September 30, 1996. (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in Equity Securities.


         High Yield Portfolio  Multi-Asset-Class Portfolio
QUALITY                        QUALITY
 TSY, AGY, AAA       5.28%      TSY, AGY, AAA        26.63%
 AA                 0.00%       AA                    1.73%
 A                  0.00%       A                     1.16%
 BAA                3.97%       BAA                   1.19%
 BA                 30.28%      BA                    3.43%
 B                  47.43%      B                     4.61%
 CAA                5.91%       CAA                   0.42%
 CA OR BELOW         0.00%      CA OR BELOW           0.00%
 Not Available       7.13%      Not Available         1.10%
TOTAL              100.00%     TOTAL                 40.27%
   Special Purpose Fixed IncomeFixed Income Portfolio
Portfolio
QUALITY                        QUALITY
 TSY, AGY, AAA      66.33%      TSY, AGY, AAA        71.29%
 AA                 10.95%      AA                    7.83%
 A                  6.96%       A                     5.83%
 BAA                4.52%       BAA                   4.62%
 BA                 5.62%       BA                    5.66%
 B                  3.20%       B                     2.84%
 CAA                0.00%       CAA                   0.00%
 CA OR BELOW         0.00%      CA OR BELOW           0.00%
 Not Available       2.42%      Not Available         1.93%
TOTAL              100.00%     TOTAL                100.00%

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.


MAS considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.


Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in

--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 25
anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.


About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.


Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.


Money Market Investing: A money market fund like the Cash Reserves Portfolio invests in securities which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. A money market portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short-term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.


Mortgage Investing: At times it is anticipated that greater than 50% of a fixed-income portfolio's assets may be invested in mortgage-related securities. These include mortgage-backed securities, which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be on mortgage-backed securities issued by the various Government-related organizations. However, a portfolio may


--------------------------------------------------------------------------------

MAS Funds - 26       Terms in bold type are defined in the Prospectus Glossary
invest, without limit, in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.


Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of MAS's fixed-income investment strategy.


Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying common stocks. However, non-dividend paying stocks may also be selected for their value characteristics.


INVESTMENTS


Each Portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.


ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.


Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.


Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.


Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.


--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 27

Cash Equivalents: are short-term fixed-income instruments comprising:


(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


A portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.


Portfolios will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.


(2) Each portfolio (except Cash Reserves) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);


(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;


(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others;


(6) Repurchase agreements collateralized by securities listed above; and


(7) Investments by the Cash Reserve Portfolio in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the 1940 Act.


CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the aver-


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MAS Funds - 28       Terms in bold type are defined in the Prospectus Glossary
age of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.


Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.


Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.


Corporates--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.


Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), in addition to other similar types of depositary shares, and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.


Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. All of the portfolios of MAS Funds, except the Cash Reserves Portfolio, may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See each individual Portfolio's listing of Allowable Investments to determine which of these the Portfolio may hold.


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Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 29
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Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.


Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.


Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.


Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio listing of Allowable Investments to determine which securities a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.


Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.


Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgage and asset-backed securities.


Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).


Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).


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MAS Funds - 30       Terms in bold type are defined in the Prospectus Glossary
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Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.


A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.


A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S.
dollar-denominated security.


There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross-hedges, or a synthetic position, there is an additional risk in that those transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge, or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.



Futures & Options--Futures Contracts, Options on Futures Contracts and Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.


A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.


Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-

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Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 31
counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.


High Yield: High yield securities are generally considered to be corporate bonds, preferred stocks, and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." C The rating C is reserved for income bonds on which "no interest is being paid." D - Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."


While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.


The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.


Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.


Investment Companies: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to


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MAS Funds - 32       Terms in bold type are defined in the Prospectus Glossary
no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.


To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.


Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these investment funds are subject to applicable law as discussed under Investment Restrictions and will invest in such investment funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.


Investment Grade Securities: are those rated by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's)). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings falls below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.


Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Market Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.


Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), private issuers and other government agencies. There can be no assurance that the private insurers can meet their


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Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 33
obligations under the policies. Mortgage-backed securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.


There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.


A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.


Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.


General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.


Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to

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MAS Funds - 34       Terms in bold type are defined in the Prospectus Glossary
purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.


Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.


Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.


Pursuant to an order issued by the Securities and Exchange Commission, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each portfolio's participation in the income from jointly purchased repurchase agreements will be based on that portfolio's percentage share in the total repurchase agreement.


Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.


Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.


Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and


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Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 35
agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by MAS in accordance with credit-risk guidelines established by the Board of Trustees.


Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.


A portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.


Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.


U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.


Warrants: are options issued by a corporation which give the holder the option to purchase stock.

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MAS Funds - 36       Terms in bold type are defined in the Prospectus Glossary

When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.


GENERAL SHAREHOLDER INFORMATION


                              PURCHASE OF SHARES


Investment Class Shares are available to Shareholders with combined investments of $1,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.


Investment Class Shares of each portfolio except for the Cash Reserves Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. Such portfolios determine net asset value as described under Other Information-Valuation of Shares each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.


The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, payment for the purchase of shares must be in the form of Federal Funds (monies credited to the portfolio's Custodian by a Federal Reserve Bank) before they can be accepted by the portfolio. The portfolio is credited with Federal Funds on the same day if the investment is made by Federal Funds Wire. Investment Class Shares of the Cash Reserves Portfolio may be purchased at the net asset value next determined after an order is received by the portfolio and Federal Funds are received by the Custodian. The Cash Reserves Portfolio determines net asset value as of 12:00 noon (Eastern Time) each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.


Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by MAS Funds' completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to the MAS Funds' Client Services Group, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868 together with a check ($1,000,000 minimum) payable to MAS Funds.


The portfolio(s) requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve
Bank) before acceptance by the Fund, except for the Cash Reserves Portfolio. Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund. Please note that purchases made by check in any portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.


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Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 37

Initial Purchase by Wire: Subject to acceptance by the Fund, Investment Class Shares may also be purchased by wiring Federal Funds ($1,000,000 minimum) to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios (except the Cash Reserves Portfolio), notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Investment Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:


                            The Chase Manhattan Bank
                            1 Chase Manhattan Plaza
                            New York, NY 10081
                            ABA #021000021
                            DDA #910-2-734143
                            Attn: MAS Funds Subscription Account
                            Ref: (Portfolio Name, Account Number, Account Name)



Purchases in the Cash Reserves Portfolio may also be made by Federal Funds wire to the Fund's Custodian. If the portfolio receives notification of an order prior to 12:00 noon (Eastern Time) and funds are received by the Custodian the same day, purchases of portfolio shares will become effective and begin to earn income on that business day. Orders received after 12:00 noon (Eastern Time) will be effective on the next business day upon receipt of funds. Federal Funds purchases will be accepted only on a day on which the portfolio is open for business. See Other Information-Closed Holidays.


Additional Investments: Additional investments of Investment Class Shares may be made at any time (minimum investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. For all portfolios (except the Cash Reserves Portfolio), notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. For the Cash Reserves Portfolio, notification of a Federal Funds wire must be received by 12:00 noon (Eastern Time). Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund.


Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of Investment Class Shares of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.


Purchases of a portfolio's Investment Class Shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


Investment Class Shares of the Fund's portfolios may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from Shareholder Organizations for the sale of Investment Class Shares though Shareholder Organizations may receive a fee for providing shareholder services to their clients who hold Investment Class Shares.


--------------------------------------------------------------------------------

MAS Funds - 38       Terms in bold type are defined in the Prospectus Glossary

                             REDEMPTION OF SHARES


Investment Class Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Investment Class Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See other Information-Closed Holidays and Valuation of Shares.


By Mail: Each portfolio will redeem Investment Class Shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller, Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


To be in good order, redemption requests must include the following documentation:


(a) The share certificates, if issued;


(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;


(c) Any required signature guarantees (see Signature Guarantees); and


(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.


By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.


By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.


Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the Fund is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.


If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in


--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 39
part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.


                             SHAREHOLDER SERVICES


Exchange Privilege: Each portfolio's Investment Class Shares may be exchanged for Investment Class Shares of the Fund's other portfolios offering Investment Class shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.


The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.


Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.


                              VALUATION OF SHARES


Equity, International Equity, Mid Cap Value and Value Portfolios:


Net asset value per share is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Trustees.


Fixed Income, High Yield and Special Purpose Fixed Income Portfolios:


Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a


--------------------------------------------------------------------------------

MAS Funds - 40       Terms in bold type are defined in the Prospectus Glossary
foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.


Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.


However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.


Balanced and Multi-Asset-Class Portfolios: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced and Multi-Asset-Class Portfolios is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the portfolios are open for business. Equity, fixed-income and other securities held by the portfolios will be valued using the policies described above.


Cash Reserves Portfolio: The net asset value per share of the Cash Reserves Portfolio is calculated daily as of 12:00 noon (Eastern Time) on each day that the portfolio is open for business (See Other Information-Closed Holidays). The portfolio determines its net asset value per share by subtracting the portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the portfolio's investments and other assets and dividing the result by the total outstanding shares of the portfolio.


For the purpose of calculating the portfolio's net asset value per share, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the portfolio would receive if it sold the instrument.


The use of amortized cost and the maintenance of the portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. As conditions of operating under Rule 2a-7, the portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.


The Trustees have also agreed to establish procedures reasonably designed, taking into account current market conditions and the portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Trustees.

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Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 41

In the event of a deviation of over 1/2 of 1% between a portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Trustees will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share not equal to $1.00 based upon available market quotations.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES: Dividends and Capital Gains
Distributions: The Fund maintains different dividend and capital gain distribution policies for each portfolio. These are:


o The Equity, Value, Fixed Income, Special Purpose Fixed Income, High Yield, Balanced and Multi-Asset-Class Portfolios normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends.


o The International Equity and Mid Cap Value Portfolios normally distribute substantially all of their net investment income in the form of annual dividends.


o The Cash Reserves Portfolio declares dividends daily and normally distributes substantially all of its investment income in the form of monthly dividends.



If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.


If any net capital gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last dividend for the calendar year.


All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.


In all portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.


Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.


Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the portfolio was open for business.


--------------------------------------------------------------------------------

MAS Funds - 42       Terms in bold type are defined in the Prospectus Glossary

Net realized short-term capital gains, if any, of the Cash Reserves Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.


Federal Taxes: The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the portfolio or its shareholders. In addition, state and local tax consequences of an investment in the portfolio may differ from the Federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.


Each portfolio of the Fund intends to qualify for taxation as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that each portfolio will not be subject to Federal income tax to the extent it distributes net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) to shareholders. Each Portfolio is treated as a separate entity for Federal income tax purposes and is not combined with any of the Funds' other portfolios. Dividends, either in cash or reinvested in shares, paid by a portfolio from net investment income will be taxable to shareholders as ordinary income. In the case of the Equity, Value, Balanced, Multi-Asset-Class and Mid Cap Value Portfolios, such dividends paid to corporate shareholders will generally qualify in part for the dividends received deduction for corporations to the extent attributable to dividends received by such portfolios from domestic corporations. The Fund will send each shareholder of such portfolios a statement each year indicating the amount of the dividend income which qualifies for such treatment.


Whether paid in cash or additional shares of a portfolio, and regardless of the length of time the shares in such portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, and are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a portfolio. Such dividends and distributions may also be subject to state and local taxes.


Exchanges and redemptions of shares in a portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.


Each portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, each portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in October, November or December by a portfolio will be deemed to have been paid by such portfolio and received by shareholders on December 31st of the year declared provided that the dividends are paid before February 1 of the following year.


The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle these portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolios' assets to be invested within various countries is not known. The portfolios intend to operate so as to qualify for treaty reduced rates of tax where applicable.


--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 43

The International Equity Portfolio may file an election with the Internal Revenue Service to pass through to the portfolio's shareholders the amount of foreign income taxes paid by the portfolio, but may do so only if more than 50% of the value of the total assets of the portfolio at the end of the fiscal year is represented by foreign securities. The portfolio will make such an election only if it is deemed to be in the best interests of the shareholders. The other portfolios will not be able to make this election.


If this election is made, shareholders of the International Equity Portfolio will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Internal Revenue Code as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.


Each shareholder of the portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the portfolio's gross income from foreign sources. Shareholders who are not liable for Federal income taxes, such as retirement plans qualified under
Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.


State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.


TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.


INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of June 30, 1997 had in excess of $44 billion in assets under management.


On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.


Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter:


--------------------------------------------------------------------------------

MAS Funds - 44       Terms in bold type are defined in the Prospectus Glossary

                                           Rate
                                           ------
Equity Portfolio                           .500%
International Equity Portfolio             .500
Mid Cap Value Portfolio*                   .750
Value Portfolio                            .500
Cash Reserves Portfolio                    .250
Fixed Income Portfolio                     .375
High Yield Portfolio                       .375
Special Purpose Fixed Income Portfolio     .375
Balanced Portfolio                         .450
Multi-Asset-Class Portfolio                .650

* Advisory fees in excess of 0.750% of average net assets are considered higher than normal for most investment companies, but are not unusual for portfolios that invest primarily in small capitalization stocks.


Until further notice, the Adviser has voluntarily agreed to waive advisory fees and/or reimburse certain other expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Investment Class of the Equity, Mid Cap Value, Value, Cash Reserves, High Yield, Special Purpose Fixed Income and Multi-Asset-Class Portfolios from exceeding 0.800%, 1.100%, 0.800%, 0.550%, 0.700%, 0.680% and 1.050%, respectively.


For the fiscal year ended September 30, 1996, the Adviser received the following as compensation for its services:



                                           Rate
                                           ------
Equity Portfolio                           .500%
International Equity Portfolio             .500
Mid Cap Value Portfolio                    .564
Value Portfolio                            .500
Cash Reserves Portfolio                    .155
Fixed Income Portfolio                     .375
High Yield Portfolio                       .375
Special Purpose Fixed Income Portfolio     .375
Balanced Portfolio                         .450
Multi-Asset-Class Portfolio                .372

SERVICE PLAN: The Board of Trustees of the Fund has approved a Service Plan (the "Service Plan"). Pursuant to which the Distributor may compensate Service Providers for providing shareholder support services to clients who purchase Investment Class Shares. For this service, such Service Providers are compensated at an annual rate of .15% of the average net assets of the Investment Class Shares of each Portfolio. Fees paid pursuant to the Service Plan are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.


--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 45

PORTFOLIO MANAGEMENT


The investment professionals of MAS who are primarily responsible for the day-to-day management of the Fund's portfolios are as follows:


Equity Portfolio: Arden C. Armstrong, Kurt A. Feuerman, James J. Jolinger, Nicholas J. Kovich, Robert J. Marcin and Gary G. Schlarbaum;


Value Portfolio: Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich;


Mid Cap Value Portfolio: Gary G. Schlarbaum, Bradley S. Daniels and William B. Gerlach;


Fixed Income and Special Purpose Fixed Income Portfolios: Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley;


High Yield Portfolio: Stephen F. Esser, Thomas L. Bennett and Robert E.
Angevine;


Cash Reserves Portfolio: Abigail Jones Feder and Ellen D. Harvey;


Balanced Portfolio: Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley;


Multi-Asset-Class Portfolio: Thomas L. Bennett, John D. Connolly, J. David Germany, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley; and


International Equity Portfolio: Horacio A. Valeiras and Hassan Elmasry.


A description of their business experience during the past five years is as follows:


Robert E. Angevine, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1988. He assumed responsibility for the High Yield Portfolio in 1996.


Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Equity Portfolio in 1994.


Richard M. Behler, Principal, Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the Value Portfolio in 1996.


Thomas L. Bennett, Managing Director, Morgan Stanley, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the High Yield Portfolio in 1985, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994.


John D. Connolly, Principal, Morgan Stanley, joined MAS in 1990. He assumed responsibility for the Balanced Portfolio in 1992 and the Multi-Asset-Class Portfolio in 1994.


Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Mid Cap Value Portfolio in 1994.


--------------------------------------------------------------------------------

MAS Funds - 46       Terms in bold type are defined in the Prospectus Glossary

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Fixed Income Portfolio in 1987 and the Special Purpose Fixed Income Portfolio in 1992.


Hassan Elmasry, Principal, Morgan Stanley, joined MAS in 1995. He served as First Vice President & International Equity Portfolio Manager from 1987 through 1995 for Mitchell Hutchins Asset Management. He assumed responsibility for the International Equity Portfolio in 1996.


Stephen F. Esser, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989.


Abigail Jones Feder, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1985. She assumed responsibility for the Cash Reserves Portfolio in 1996.


Kurt A. Feuerman, Managing Director, Morgan Stanley, joined MAS in 1990. He assumed responsibility for the Equity Portfolio in 1996.


William B. Gerlach, Vice President, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Mid Cap Value Portfolio in 1996.


J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He served as Vice President & Senior Economist for Morgan Stanley & Co. from 1989 to 1991. He assumed responsibility for the Multi-Asset-Class Portfolio in 1994.



Ellen D. Harvey, Principal, Morgan Stanley, joined MAS in 1984. She assumed responsibility for the Cash Reserves Portfolio in 1990.


James J. Jolinger, Vice President, Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. He assumed responsibility for the Equity Portfolio in 1997.


Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994 and the Value Portfolio in 1997.


Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990 and the Equity Portfolio in 1994.


Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Equity Portfolio in 1987, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.


Horacio A. Valeiras, Principal, Morgan Stanley, joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.


Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984, the Balanced and Special Purpose Fixed Income Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994.

--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 47

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.


GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.


PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.


It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.


Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.


OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.


The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.


Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.


As of January 2, 1997, The Northern Trust Co. (Chicago, IL) owned a controlling interest (as that term is defined by the Investment Company Act of 1940, as amended) of the Cash Reserves Portfolio; Wendell & Co. (New York, NY) owned a controlling interest of the Balanced Portfolio.


--------------------------------------------------------------------------------

MAS Funds - 48       Terms in bold type are defined in the Prospectus Glossary

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.


Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.


Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.


Litigation: The Fund is not involved in any litigation.


Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Cash Reserves Portfolio will be closed on Columbus Day and Veteran's Day.


TRUSTEES AND OFFICERS


The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:


Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.


Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Federal National Mortgage Association; Director, Reliance Group Holdings; Director, Melville Corporation.


Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.


Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.


Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc.; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).


C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.


*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.


--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 49

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, Chase Manhattan Bank.


Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.


Douglas W. Kugler, CFA, Treasurer, MAS Funds; Vice President, Morgan Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing Corporation.


John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.

--------------------------------------------------------------------------------

MAS Funds - 50       Terms in bold type are defined in the Prospectus Glossary

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--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 51

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--------------------------------------------------------------------------------

MAS Funds - 52       Terms in bold type are defined in the Prospectus Glossary

MAS LOGO                                         ACCOUNT REGISTRATION FORM
--------
MAS FUNDS                                        MAS Fund Distribution, Inc.
                                                 General Distribution Agent

-----------------------------------------------------------------------------
/1/
REGISTRATION/PRIMARY MAILING ADDRESS

Confirmations and month-end statements will be mailed to this address.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Attention
         ---------------------------------------------------------------------
Street or P.O. Box
                  ------------------------------------------------------------
City                                State                 Zip        -
    --------------------------------     ----------------    -------- --------
Telephone No.         -           -
             --------  ----------  -----------------
Form of Business Entity:     / / Corporation     / / Partnership     / / Trust
                             / / Other
                                       ---------------------------------------
Type of Account: / / Defined Benefit Plan   / / Defined Contribution Plan
                          / /  Profit Sharing/Thrift Plan
                 / / Other Employee Benefit Plan

                     ------------------------------------------------------
                 / / Endowment  / / Foundation  / / Taxable  / / Other (Specify)

                     ------------------------------------------------------
/ / United States Citizen   / / Resident Alien  / / Non-Resident Alien, Indicate
                                                    Country of Residence

                                                    ----------------------------
================================================================================
/2/
INTERESTED PARTY OPTION
In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right.
For additional interested party mailings, please attach a separate sheet.

Attention
         ----------------------------------------------------------------------
Company
(If Applicable)
               ----------------------------------------------------------------
Street or P.O. Box
                  -------------------------------------------------------------
City                        State                   Zip              -
    ------------------------     -------------------   -------------- ---------
Telephone No.           -          -
             ----------- ---------- -----------
===============================================================================
/3/ INVESTMENT
    For Purchase of:
       / / Equity Portfolio                                 $______________
       / / International Equity Portfolio                   $______________
       / / Mid Cap Growth Portfolio                         $______________
       / / Value Portfolio                                  $______________
       / / Cash Reserves Portfolio                          $______________
       / / Fixed Income Portfolio                           $______________
       / / High Yield Portfolio                             $______________
       / / Special Purpose Fixed Income Portfolio           $______________
       / / Balanced Portfolio                               $______________
       / / Multi-Asset-Class Portfolio                      $______________
===============================================================================

/4/
    TAXPAYER IDENTIFICATION NUMBER
    Part 1.
                          Social Security Number
                              --           --
                      -------    ---------    --------
                                    or
                      Employer Identification Number
                                 -
                            ----- --------------
    Part 2. BACKUP WITHHOLDING
    / / Check the box if the account is subject to
    Backup Withholding under the provisions of
    Section 3406(a)(1)(C) of the Internal Revenue Code.
-------------------------------------------------------------------------------
                            IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of person subject to backup withholding will be reduced by the amount of tax withheld.

You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.
===============================================================================
MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                              SIDE ONE OF TWO

MAS LOGO
--------
MAS FUNDS

===============================================================================
/5/ TELEPHONE REDEMPTION OPTION

 Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

 The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

 Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

 (X)
 ---------------------------------------------------------------------------
 Signature                                                              Date

===============================================================================
/6/ WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

    Please check appropriate box(es):

    / / Wire redemption proceeds
    / / Wire distribution proceeds (please complete box /7/ below)

  --------------------------------------------------  ----------------------
   Name of Commercial Bank (Net Savings Bank)            Bank Account No.

  --------------------------------------------------------------------------
               Name(s) in which your Bank Account is Established

  --------------------------------------------------------------------------
                             Bank's Street Address

  --------------------------------------------  ----------------------------
   City           State         Zip                  Routing/ABA Number

===============================================================================
/7/ DISTRIBUTION OPTION -- Income dividends and capital gains distributions
    (if any) will be reinvested in additional shares if no box is checked below. The instrruction provided below may only be changed by written notification.

   / / Income dividends and capital gains to be paid in cash.

   / / Income dividends to be paid in cash and capital gains distribution in additional shares.

   / / Income dividends and capital gains to be reinvested in additional shares.

  If cash option is chosen, please indicate instructions below:

   / / Mail distribution check to the name and address in which account is registered.

   / / Wire distribution to the same commercial bank indicated in Section 6 above.

===============================================================================

/8/ WIRING INSTRUCTIONS

    For purchasing Shares by wire, please send a Fedwire payment to:

    The Chase Manhattan Bank,
    1 Chase Manhattan Plaza
    New York, NY 10081
    ABA# 021000021
    DDA# 910-2-734143
    Attn: MAS Funds
    Ref. (Portfolio name, your Account number, your Account name)

===============================================================================
SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION
The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current MAS Funds Prospectus and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date
               Thus application is separate from the prospectus.
--------------------------
  FOR INTERNAL USE ONLY

(X)
--------------------------
Signature             Date

--------------------------
O / / F / / OR  / / S / /
--------------------------
===============================================================================

MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                               SIDE TWO OF TWO

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--------------------------------------------------------------------------------

Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 55

[GRAPHIC OMITTED]

--             --------------------
                                                                             --

                                                   INVESTMENT CLASS PROSPECTUS







                                January 31, 1997

                           As Revised July 25, 1997

         Investment Adviser and Administrator: Transfer Agent:

         Miller Anderson & Sherrerd, LLP       Chase Global Funds Services
                                               Company
         One Tower Bridge                      73 Tremont Street
         West Conshohocken,                    Boston, Massachusetts 02108-0913
         Pennsylvania 19428-2899

                                General Distribution Agent:

                                MAS Fund Distribution, Inc.
                                One Tower Bridge
                                P.O. Box 868
                                West Conshohocken,
                                Pennsylvania 19428-0868



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                               Table of Contents

                             Page                                          Page

     Fund Expenses             2      General Shareholder Information        37
     Prospectus Summary        4       Purchase of Shares                    37
     Financial Highlights      7       Redemption of Shares                  39
     Yield and Total Return   12       Shareholder Services                  40
     Suitability              13       Valuation of Shares                   40
     Investment Limitations   14       Dividends, Capital Gains Distributions
     Portfolio Summaries      15         and Taxes                           42
     Equity Investments       15      Investment Adviser                     44
     Fixed-Income Investments 17      Portfolio Management                   46
     Prospectus Glossary:             Administrative Services                48
      Strategies              23      General Distribution Agent             48
      Investments             27      Portfolio Transactions                 48
                                      Other Information                      48
                                      Trustees and Officers                  49













   MILLER
     ANDERSON
--  & SHERRERD, LLP -  ONE TOWER BRIDGE o
       WEST CONSHOHOCKEN, PA 19428 o 800-354-8185 -------------------